UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 2, 2006

LUNA TECHNOLOGIES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-29991

(Commission File Number)

91-1987288

(IRS Employer Identification No.)

61 B Fawcett Road, Coquitlam, British Columbia, Canada V3K 6V2

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (604) 526-5890

Inapplicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 2, 2006, Leslie James Porter, 41, joined our company, becoming our Chief Financial Officer and a member of our Board of Directors.

Since November 2005 Mr. Porter has served as CFO and Director of General Metals Corporation, a junior mining exploration company. Since July 2005 Mr. Porter has also served as CFO and Director of Tangerine Gold Inc., a junior mining exploration company. From January to July 2005 Mr. Porter was CFO of Mediterranean Minerals Ltd. and its predecessor Manhattan Minerals Inc., a junior mining exploration company. In 2003 and 2004 Mr. Porter was CFO and Director of Firestone Ventures, Inc., a

junior mining exploration company. From 2001 to 2004 Mr. Porter served on the Advisory Board of Webtech Wireless Inc., a global positioning satellite location solutions provider. From 2004 to date Mr. Porter has served as CFO and Director of SHEC Labs Solar Hydrogen Energy Corporation, a solar and hydrogen energy technology company. He has also served on that company’s Steering Committee since 2003 and served as financial advisor to the company from 2001.

Since 2001 Mr. Porter has been President of LJV Capital Corp., an entity which provides financial and business consulting services to early stage companies.

From 1999 to 2001 Mr. Porter was CFO and Director of Global Media Corp., an internet media streaming company.

Mr. Porter received his Bachelor of Commerce degree in Finance from the University of British Columbia in Vancouver, B.C. in 1987. He received his Chartered Accountant designation from the Institute of Chartered Accountants of British Columbia in 1990, his Chartered Financial Analyst designation from the Institute of Chartered Financial Analysts in 1994 and his Certified Public Accountant designation (State of Illinois) from the University of Illinois in 1999.

Mr. Porter received his Chartered Accountant and Chartered Financial Analyst designations while employed with the major public accounting firm, Arthur Andersen & Co., where he achieved the position of Senior Manager and served large corporations and public corporations in the airline, finance, forestry, oil and gas, manufacturing, mining, technology, distribution and service provider sectors. While at Arthur Andersen & Co., Mr. Porter was also involved with various international transactions.

During his career since the public practice of accounting, Mr .Porter has been involved in numerous fund raises, business and asset acquisitions, and business and asset dispositions.

There are no family relationships between Mr. Porter and any of our directors or executive officers.

There have been and are no transactions between us and Mr. Porter other than his appointment as our Chief Financial Officer and director, and his related compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUNA TECHNOLOGIES INTERNATIONAL, INC.

/s/ Kimberly Landry

Kimberly Landry

Chief Executive Officer

Date: March 8, 2006